辽宁高科能源集团
Liaoning GaoKe Energy Group

September 2007

Chardan South China Acquisition Corp.

Safe Harbor

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform
Act of 1995, about Head Dragon Holdings (“HDH”), Liaoning GaoKe Energy Group (“GaoKe”), Chardan South China
Acquisition Corp. (“Chardan South”), and the business after completion of the share exchange.  Forward looking statements are statements that are not historical facts.  Such forward-looking statements, based upon the current beliefs and expectations of GaoKe management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions in China, changing interpretations of generally accepted accounting principles; outcomes of government reviews; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which HDH and GaoKe are engaged; fluctuations in customer demand; management of rapid growth; competition from other providers of power generation and grid development; timing approval and market acceptance of new products introduction; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks will be detailed in future filings with the Securities and Exchange Commission.  The information set forth herein should be read in light of such risks.  Neither
HDH, GaoKe nor Chardan South assume any obligation to update the information contained in this presentation.

A registration statement relating to these securities will be filed with the Securities and Exchange Commission. These securities may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Chardan South China Acquisition Corp
CSCA, CSCAW, CSCAU

SPAC formed in March 2005 to acquire an operating business in the PRC

IPO in August 2005 generated gross proceeds of $34.5 million

5.75 million units @ $6.00 per unit

One Unit= 1 share of common stock PLUS 2 four-year warrants each exercisable with $5.00 into 1 share of common stock

Signed a Definitive Agreement in April 2007 to acquire Head Dragon

Holdings and its 100% owned subsidiary, GaoKe Energy Group

Registration statement currently being reviewed by the SEC

NASDAQ application will be filed

GaoKe Energy Group

100% owned Chinese Operating Subsidiary

Leading Provider of Distributed Power Generation and Micro Power

Grids in China

Technology Leader in China

Presently focuses on utilizing excess steam from boilers to produce heat and electricity

Large and burgeoning market in China and Southeast Asia

Large Technology Portfolio to spur future growth

Technology JVs with top Chinese academic institutions for:

Wind, solar, biomass, hydro power, ground source heat pumps

GaoKe
Company Overview

Engineering services company

Founded in 2003 by Jinxing Lu

A leader in China’s power industry for over 30 years

Pioneered China’s distributed power generation industry

JVs with Tsinghua University and China Sciences Academy to continually upgrade distributed power generation technology and develop new “green” energy technologies

200 employees

Company provides higher pay, more benefits to retain the best engineering talent available

Presently employs >100 qualified engineers who still cost only ~1/5 of Western engineers

Substantial growth since inception expected to accelerate

After-tax earnings have grown from ~US$1.2 million in 2003 to ~US$7.5 million in 2006

2007 after-tax earnings should exceed $14 million

Future growth opportunities

distributed power generation’s Inclusion in China’s latest 5-year plan has dramatically increased interest

Definition of Distributed Power
Generation & Micro Power Grids

Low cost, “green” energy generation systems for factories and small towns

Use byproducts from factories, refuge sites, etc. to generate electricity and heat

Steam is the primary source of energy today

Electricity and heat can be used at plant or distributed to nearby users through a micro power grid

Excess electricity can be sold to national grid

Low cost and Reliable

Eliminates dependence on unreliable national grid

Generates electricity at 1/3 to 1/5 the cost of buying from China’s national grid

Creates free heat (waste exhaust from electricity production process) which results in >80%
efficiency

2-5 year payback on investment

2-3 years for systems that are not connected to the national grid

4-5 years for systems connected to national grid (selling back to grid requires additional capital outlay)

Minimizes overall power losses because power is not transported over long distances

Less vulnerable than national grid to disruptions by natural disasters, terrorism, wars, etc.

GaoKe’s Distributed Power
Generation Business

GaoKe is the only private company in China permitted to provide all aspects of distributed power generation system development in China
(design, construct, install, and test)

Systems presently range from 6MW to 300MW in size

75% of customers are factories (steel, chemical, pharmaceutical, food processing, ethanol, paper, cement)

25% of customers are stand-alone facilities providing power and heat to new development zones in rural or urban areas

Expected to accelerate with growing PRC and SE Asian government support

Large state-owned power companies are “allowed” to develop distributed power generation and micro power grids, but do not

Focus on developing large power plants

Lack the know-how to successfully develop efficient distributed systems

Distributed Power Generation
Market - China

Large market potential

Recent 5-Year Plan promotes distributed power generation to help alleviate the national power supply shortage

Historically, facilities in China did not install distributed power generation systems due to state-owned power company resistance

Changes dynamics of PRC’s entire power industry

PRC government estimates that spending on new power generation in
China will be at least $65-$78 billion per year for the next 4 years

GaoKe’s projects that distributed generation should account for at least 10%
(US$6.5-7.8 billion)

Barriers to Entry / Competitive
Advantages

Government Restrictions

China’s power industry is highly regulated and limits competition

Experience in China’s Market

GaoKe creates systems that can be installed quickly and operate efficiently

Thorough understanding of regulations and approval processes in China

Know-How and Proprietary Processes

Management began developing distributed generation in the 1980s after becoming frustrated with the inefficiencies of the central grid system

Learned to create systems that run automatically in real-time and can be monitored remotely

Proprietary know-how balances input of steam, air and water to maximize system efficiency

Scalable platform that can be implemented with minimal adjustments

80% of the design of a second system in any industry can be adapted from previously installed systems

60% of the design of a first system in a new industry can be adapted from the platform

Employs its own programming for automated control software to remotely and continuously monitor system performance

Distributed Power Generation
Market – SE Asia

Inefficient and insufficient power generation throughout SE Asia

Local engineering companies lack experience and expertise to develop efficient distributed power generation and micro power grids

Substantial interest in “green” energy

Governments do not want to ignore the environment during their rapid industrial expansion

GaoKe has numerous opportunities in India, Thailand, and Indonesia

New Energy Technology
Development

JV with the China Science Academy in Guangzhou

Most renowned research institution in Asia for developing new energy technologies

Substantial expertise in wind, solar, magnetic, geothermal, tidal, and biomass

All new technology will be owned 70% by Gaoke and 30% by Science Academy

R&D Center at Tsinghua University in Beijing

The most distinguished university of scientific research in China

R& D Center focused on developing new technology and processes for Gaoke’s distributed generation systems

Also has substantial expertise in wind turbine technology

In USD Millions

GaoKe’s Historical
U.S. GAAP Financials

62%

7.6

31%

98.7

2006

7.7

71.6

2007
(6 months*)

86%

129%

% Increase

4.7

2.5

0.6

Income

88%

56%

   % Increase

75.5

40.5

17.7

Revenue

2005

2003

2004

*unaudited

Quarterly Breakdown -   In
USD Millions & Unaudited

158%

6.1

73%

54.1

Q2
2007

386%

% Increase

2.4

1.6

.046

Income

3378%

   % Increase

31.3

17.5

3.6

Revenue

Q2
2006

Q1
2006

Q1
2007

GaoKe’s Historical
U.S. GAAP Financials

GaoKe’s Backlog

269.0

Dec 31
2006

469.5

June 30
2007

61.2

65.2

Contract
Backlog

Dec 31
2005

Dec 31
2004

In USD Millions

Owners of GaoKe, on an all-or-none-basis each year, will be issued 1.0 million shares of common stock if they achieve after-tax profits in the following amounts for 2007, 2008, and 2009, and 2.0 million shares of common stock each year if they receive after-tax profits in the following amounts for 2010, 2011, and 2012:

                          Year Ending 12/31        After-Tax Profit (USD)

                                                    2007                                               $  14,000,000

                                                    2008                                               $  19,000,000

                                                    2009                                               $  29,000,000

                                                    2010                                               $  44,000,000

                                                    2011                                               $  63,000,000

                                                    2012                                               $  87,000,000

Incentive Based Compensation

Investment	Shares At Closing	Warrants	Incentive Shares	Total Shares
GaoKe Shareholders			13,000,000		9,000,000	22,000,000
CCI Bridge Loan	$	15,000,000	**650,000**			650,000
Repay at Closing	$	(15,000,000)				
Public Investment			**7,000,000**			18,500,000
SPAC Common Stock	$	31,000,000				
SPAC Warrants	$	57,500,000		11,500,000		
TOTALS	**$**	**88,500,000**	**20,650,000**			**41,150,000**

CSCA Cap Table

Summary

Experienced Management Team

Profitable & Cash Flow Positive

Leading company in China’s Distributed Power Generation Market

Recently began receiving Central Government support

Potential market size estimated at $6.5-$7.8 billion per year

High barriers to entry

Substantial existing contracts

Significant Other Upside

China’s other Alternative Energy Markets, especially Wind

Southeast Asia

In connection with the pending transaction, Chardan South has caused a subsidiary (“Chardan Sub”) to file with the
SEC a Registration Statement on Form S-4 containing a Proxy Statement/Prospectus for the stockholders of
Chardan South. The stockholders of Chardan South are urged to read the Registration Statement and the Proxy
Statement/Prospectus, when it is available, as well as all other relevant documents filed or to be filed with the SEC, because they will contain important information about GaoKe, Chardan South, Chardan Sub and the proposed transaction. The final Proxy Statement/Prospectus will be mailed to stockholders of Chardan South after the
Registration Statement is declared effective by the SEC. Chardan South stockholders will be able to obtain the
Registration Statement, the Proxy Statement/Prospectus and any other relevant filed documents for free at the SEC’s website (www.sec.gov). These documents can also be obtained for free from Chardan South by directing a request to
Lori Johnson c/o Chardan Capital, 625 Broadway, Suite 1111, San Diego, CA 92101.

GaoKe, Chardan South and their respective directors and officers may be deemed to be participants in the solicitation of approvals from Chardan South stockholders in respect of the proposed transaction. Information regarding Chardan
South’s participants will be available in the Proxy Statement / Prospectus. Additional information regarding the interests of such participants will be included in the Registration Statement containing the Proxy Statement /
Prospectus.